FOR IMMEDIATE RELEASE	Contact: Julie Koenig Loignon (502) 636-4502 (office) (502) 262-5461 (mobile) Julie.Koenig@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS 2010

FOURTH-QUARTER AND YEAR-END RESULTS

•	Gaming Business Fuels 24-Percent Year-Over-Year Increase in Net Revenues from Continuing Operations Setting New Record for Net Revenues
•	Growth of Gaming and Online Businesses Produces Record Full-Year EBITDA of $80.4 Million and Record Fourth-Quarter EBITDA of $8.0 Million
•	Net Earnings from Continuing Operations Increase 11 Percent Year-Over-Year

LOUISVILLE, Ky. (Monday, March 14, 2011) – Churchill Downs Incorporated (“CDI” or “the Company”) (NASDAQ: CHDN) today reported business results for the fourth quarter and year ended Dec. 31, 2010.

2010 Year-End Results of Operations:

Net revenues from continuing operations for the full year 2010 were $585.3 million, an increase of $114.8 million, or 24 percent, over the prior year’s net revenues from continuing operations of $470.5 million. The growth in net revenues from continuing operations was due primarily to the operation of Calder Casino, which opened on Jan. 22, 2010, the Company’s acquisition of the Youbet.com business and the continuing growth of CDI’s Online business segment, including its branded account-wagering platform, TwinSpires.com.

EBITDA (earnings before interest, taxes, depreciation and amortization) grew to $80.4 million in 2010, an increase of 23 percent, from 2009’s total of $65.5 million. Gaming EBITDA increased by $10.2 million year over year due to the opening of the Calder Casino, improved results from Fair Grounds’ slot machine gaming facility and the addition of Harlow’s Casino Resort & Hotel (“Harlow’s”), which the Company acquired in December 2010. Additionally, EBITDA from CDI’s Online business increased $3.3 million as the Company benefited from the June 2010 acquisition of Youbet.com, which was operationally integrated with TwinSpires.com in November 2010.

Net earnings from continuing operations for 2010 were $19.6 million, or $1.26 per diluted common share, compared to net earnings from continuing operations of $17.7 million, or $1.27 per diluted common share, for the prior year.

2010 Fourth-Quarter Results of Operations:

During the fourth quarter of 2010, CDI grew net revenues from continuing operations to $137.2 million, a 47-percent increase over net revenues from continuing operations of $93.6 million recorded during the fourth quarter of 2009. The year-over-year growth in net revenues from continuing operations during the quarter was due primarily to the operation of the Calder Casino, the acquisitions of Youbet and Harlow’s, and the positive impact of hosting the Breeders’ Cup World Championships at Churchill Downs Racetrack in November 2010. EBITDA during the quarter increased to $8.0 million from negative EBITDA of $1.9 million in the fourth quarter of 2009, due principally to the growth of the Company’s Gaming business. The Company’s net loss from continuing operations during the fourth quarter of 2010 decreased by 38 percent, improving to a net loss of $4.3 million, or $0.26 per diluted common share, compared to a net loss from continuing operations of $6.9 million, or $0.51 per diluted common share, during the same period in 2009.

CDI President and Chief Executive Officer Robert L. Evans said the Company continued to take important steps in 2010 to diversify its business holdings and revenue streams. “The significant capital we invested to expand our Gaming business and grow our Online business during 2010 contributed to the record net revenues from continuing operations and record EBITDA for the year,” Evans said. “We look forward to an even stronger performance in 2011 as we record the full year results from the combined TwinSpires.com-Youbet.com account-wagering platform, from Harlow’s, and from the Calder Casino, which has been subject to a lower gaming tax rate since July 2010. Additionally, we incurred higher expenses last year related to our acquisitions, many of which are costs that should not impact our results going forward. Overall, we are very pleased to see the positive impact these strategic investments have had on CDI’s profitability.

“We still face a number of challenges as we work to improve the results of our Racing Operations, including nationwide declines in handle and intense competition for racehorses with tracks that are able to subsidize their purses with alternative gaming revenues,” Evans continued.

“The results from last year’s Kentucky Derby, Kentucky Oaks and the Breeders’ Cup World Thoroughbred Championships at Churchill Downs Racetrack demonstrate to us that racing fans will support a high-quality racing product that is packaged with an exceptional entertainment experience, and we continue to focus on producing racing that customers want. Our sales of reserved seats for this year’s Derby and Oaks are trending ahead of last year, as are sales of premium seats to Churchill Downs’ Opening Night event on April 30. Starting the 2011 Kentucky Derby Week with a night racing event under the lights will be another first for our flagship venue, and we hope it becomes a lasting part of the Derby tradition.”

NOTE: During 2010, the Company revised its Consolidated Statements of Net Earnings and Comprehensive Earnings for the periods ended Dec. 31, 2009, and 2008, to reflect the classification of pari-mutuel and gaming taxes as operating expenses and free play administered at our gaming facilities as a reduction to revenues. Previously, pari-mutuel and gaming taxes were presented as a reduction to revenues. Conversely, free play costs were presented as an operating expense. For the years ended Dec. 31, 2009, and 2008, the net impact of the revision was an increase in net revenue of $30.8 million and $35.6 million, respectively. The revision, which the Company determined is not material, had no impact on operating income, results of operations or cash flows. Additional information regarding these revisions can be found in this news release on page 9 and within the Company’s Annual Report on Form 10-K, which can be accessed online at http://ir.churchilldownsincorporated.com/financials.cfm or www.sec.gov.

A conference call regarding this news release is scheduled for Tuesday, March 15, 2011, at 9 a.m. EDT. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast of the call at http://ir.churchilldownsincorporated.com/events.cfm or by dialing (877) 372-0878 and entering the conference ID number 47767906 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. An online replay of the webcast will be available by noon EDT in the “Investors” section the Company’s website at http://ir.churchilldownsincorporated.com/events.cfm. A copy of the CDI news release announcing quarterly results and relevant financial and statistical information abut the period will be accessible at www.churchilldownsincorporated.com.

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), CDI has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). CDI uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. CDI believes the use of this measure enables management and investors to evaluate and compare, from period to period, CDI’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of CDI’s financial results in accordance with GAAP. A reconciliation of EBITDA to net earnings is included in the Supplemental Information by Operating Unit table within this news release.

Information set forth in this press release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those relevant markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at Indiana and other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Florida and Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; our ability to integrate Youbet, Harlow’s Casino Resort & Hotel and other businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

CHURCHILL DOWNS INCORPORATED

CONSOLIDATED STATEMENTS OF

NET EARNINGS

AND COMPREHENSIVE EARNINGS

For the three months ended Dec. 31, 2010, and 2009

(in thousands, except per common share data)

	Three Months Ended December 31,
	2010	2009	% Change
Net revenues	$137,241	$93,634	47
Operating expenses	123,013	90,061	37
Selling, general and administrative expenses	18,496	13,427	38

Operating loss	(4,268)	(9,854)	57

Other income (expense):
Interest income	27	116	(77)
Interest expense	(1,875)	(885)	U
Equity in loss of unconsolidated investments	(255)	(319)	20
Miscellaneous, net	411	462	(11)

	(1,692)	(626)	U

Loss from continuing operations before benefit for income taxes	(5,960)	(10,480)	43
Income tax benefit	1,692	3,588	53

Net loss from continuing operations	(4,268)	(6,892)	38
Discontinued operations, net of income taxes:
(Loss) earnings from operations	(101)	10	U
Gain on sale of assets	2,475	—	F

Net loss	$(1,894)	$(6,882)	72

Net loss per common share data:
Basic
Net loss from continuing operations	$(0.26)	$(0.51)	49
Discontinued operations	0.14	—	F

Net loss	$(0.12)	$(0.51)	76

Diluted
Net loss from continuing operations	$(0.26)	$(0.51)	49
Discontinued operations	0.14	—	F

Net loss	$(0.12)	$(0.51)	76

Weighted average shares outstanding:
Basic	16,341	13,599
Diluted	16,341	13,599

NM: Not meaningful            U: > 100% unfavorable        F: > 100% favorable

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CHURCHILL DOWNS INCORPORATED

CONSOLIDATED STATEMENTS OF NET EARNINGS

AND COMPREHENSIVE EARNINGS

for the years ended Dec. 31, 2010, and 2009

(in thousands, except per common share data)

	Year Ended December 31,
	2010	2009	% Change
Net revenues	$585,345	$470,503	24
Operating expenses	491,345	384,816	28
Selling, general and administrative expenses	62,434	50,954	23

Operating income	31,566	34,733	(9)

Other income (expense):
Interest income	185	896	(79)
Interest expense	(6,179)	(1,657)	U
Equity in loss of unconsolidated investments	(571)	(960)	41
Miscellaneous, net	2,897	1,504	93

	(3,668)	(217)	U

Earnings from continuing operations before provision for income taxes	27,898	34,516	(19)
Income tax provision	(8,341)	(16,835)	50

Net earnings from continuing operations	19,557	17,681	11
Discontinued operations, net of income taxes:
Loss from operations	(5,827)	(853)	U
Gain on sale of assets	2,623	—	F

Net earnings	$16,353	$16,828	(3)

Net earnings per common share data:
Basic
Net earnings from continuing operations	$1.27	$1.28	(1)
Discontinued operations	(0.21)	(0.06)	U

Net earnings	$1.06	$1.22	(13)

Diluted
Net earnings from continuing operations	$1.26	$1.27	(1)
Discontinued operations	(0.21)	(0.06)	U

Net earnings	$1.05	$1.21	(13)

Weighted average shares outstanding:
Basic	15,186	13,582
Diluted	15,666	14,040

NM: Not meaningful             U: > 100% unfavorable         F: > 100% favorable

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CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

AND COMPREHENSIVE EARNINGS

for the three months ended Dec. 31, 2010, and 2009

(in thousands, except per common share data)

	Three Months Ended December 31,
	2010	2009	% Change
Net revenues from external customers:
Churchill Downs	$17,757	$15,303	16
Arlington Park	7,856	8,090	(3)
Calder	23,287	24,872	(6)
Fair Grounds	10,842	11,517	(6)

Total Racing Operations	59,742	59,782	NM
Online Business	34,032	16,477	F
Gaming	38,010	17,163	F
Other Investments	5,382	196	F
Corporate	75	16	F

Net revenues from external customers	$137,241	$93,634	47

Intercompany net revenues:
Churchill Downs	$977	$699	40
Arlington Park	467	324	44
Calder	944	405	F
Fair Grounds	382	278	37

Total Racing Operations	2,770	1,706	62
Online Business	143	141	1
Other Investments	1,018	675	51
Eliminations	(3,931)	(2,522)	(56)

Intercompany net revenues	$—	$—	—

Segment EBITDA and net loss:
Racing Operations	$(2,689)	$(6,155)	56
Online Business	2,759	2,182	26
Gaming	8,926	2,886	F
Other Investments	1,001	447	F
Corporate	(1,995)	(1,214)	(64)

Total EBITDA	8,002	(1,854)	F
Depreciation and amortization	(12,114)	(7,857)	(54)
Interest income (expense), net	(1,848)	(769)	U
Income tax (provision) benefit	1,692	3,588	(53)

Net loss from continuing operations	(4,268)	(6,892)	38
Discontinued operations, net of income taxes	2,374	10	F

Net loss	$(1,894)	$(6,882)	72

NM: Not meaningful             U: > 100% unfavorable             F: > 100% favorable

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CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

AND COMPREHENSIVE EARNINGS

for the years ended Dec. 31, 2010, and 2009

(in thousands, except per common share data)

	Year Ended December 31,
	2010	2009	% Change
Net revenues from external customers:
Churchill Downs	$118,366	$113,227	5
Arlington Park	71,851	86,076	(17)
Calder	71,302	75,226	(5)
Fair Grounds	46,025	50,041	(8)

Total Racing Operations	307,544	324,570	(5)
Online Business	121,407	71,986	69
Gaming	142,273	71,875	98
Other Investments	13,980	1,516	F
Corporate	141	556	(75)

Net revenues from external customers	$585,345	$470,503	24

Intercompany net revenues:
Churchill Downs	$3,850	$3,137	23
Arlington Park	3,009	1,961	53
Calder	1,875	1,148	63
Fair Grounds	968	869	11

Total Racing Operations	9,702	7,115	36
Online Business	676	589	15
Other Investments	2,622	1,961	34
Eliminations	(13,000)	(9,665)	(35)

Intercompany net revenues	$—	$—	—

Segment EBITDA and net earnings:
Racing Operations	$35,131	$35,019	NM
Online Business	17,226	13,949	23
Gaming	28,462	18,287	56
Other Investments	3,920	2,098	87
Corporate	(4,323)	(3,820)	(13)

Total EBITDA	80,416	65,533	23
Depreciation and amortization	(46,524)	(30,256)	(54)
Interest income (expense), net	(5,994)	(761)	U
Income tax expense	(8,341)	(16,835)	50

Net earnings from continuing operations	19,557	17,681	11
Discontinued operations, net of income taxes	(3,204)	(853)	U

Net earnings	$16,353	$16,828	(3)

NM: Not meaningful             U: > 100% unfavorable             F: > 100% favorable

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CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

AND COMPREHENSIVE EARNINGS

For the three months ended Dec. 31, 2010, and 2009

(in thousands)

	Three Months Ended December 31,		'10 vs. '09 Change
	2010	2009	$	%
Management fee (expense) income:
Racing Operations	$(3,343)	$(3,921)	$(578)	-15%
Online Business	(1,699)	(1,048)	651	62%
Gaming	(1,645)	(943)	702	74%
Other Investments	(299)	(55)	244	U
Corporate	6,986	5,967	(1,019)	-17%

Total management fees	$—	$—	$—	—

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

AND COMPREHENSIVE EARNINGS

For the years ended Dec. 31, 2010, and 2009

(in thousands)

	Years Ended December 31,		'10 vs. '09 Change
	2010	2009	$	%
Management fee (expense) income:
Racing Operations	$(12,490)	$(15,037)	$(2,547)	-17%
Online Business	(4,984)	(3,448)	1,536	45%
Gaming	(4,767)	(2,999)	1,768	59%
Other Investments	(686)	(168)	518	U
Corporate	22,927	21,652	(1,275)	-6%

Total management fees	$—	$—	$—	—

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CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

AND COMPREHENSIVE EARNINGS

for the full-year and three months ended Dec. 31, 2009

(in thousands, except per common share data)

	Year Ended December 31, 2009
	Previously Reported	Revised	Effect of Change
Net revenues from external customers:
Churchill Downs	$110,045	$113,227	$3,182
Arlington Park	82,148	86,076	3,928
Calder	66,347	75,226	8,879
Fair Grounds	45,902	50,041	4,139

Total Racing Operations	304,442	324,570	20,128
Online Business	70,891	71,986	1,095
Gaming	62,296	71,875	9,579
Other Investments	1,516	1,516	—
Corporate	556	556	—

Net revenues from external customers	$439,701	$470,503	$30,802

	Three months Ended December 31, 2009
	Previously Reported	Revised	Effect of Change
Net revenues from external customers:
Churchill Downs	$14,327	$15,303	$976
Arlington Park	6,811	8,090	1,279
Calder	22,052	24,872	2,820
Fair Grounds	10,640	11,517	877

Total Racing Operations	53,830	59,782	5,952
Online Business	16,061	16,477	416
Gaming	14,928	17,163	2,235
Other Investments	196	196	—
Corporate	16	16	—

Net revenues from external customers	$85,031	$93,634	$8,603

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CHURCHILL DOWNS INCORPORATED

CONSOLIDATED BALANCE SHEETS

as of Dec. 31, 2010, and 2009

(in thousands)

	December 31, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$26,901	$13,643
Restricted cash	61,891	35,125
Accounts receivable, net	33,307	33,446
Deferred income taxes	16,136	6,408
Income taxes receivable	11,674	—
Other current assets	20,086	16,003

Total current assets	169,995	104,625
Property and equipment, net	507,476	458,222
Goodwill	214,528	115,349
Other intangible assets, net	113,436	34,329
Other assets	12,284	12,877

Total assets	$1,017,719	$725,402

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$47,703	$35,034
Bank overdraft	5,660	3,738
Purses payable	12,265	11,857
Accrued expenses	49,754	46,603
Dividends payable	8,165	6,777
Deferred revenue	24,512	30,972
Income taxes payable	—	1,997
Deferred riverboat subsidy	40,492	23,965
Note payable, related party	—	24,043

Total current liabilities	188,551	184,986

Long-term debt	265,117	71,132
Convertible note payable, related party	15,075	14,655
Other liabilities	17,775	19,137
Deferred revenue	15,556	16,720
Deferred income taxes	9,431	11,750

Total liabilities	511,505	318,380

Commitments and contingencies
Shareholders' equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 16,571 shares and 13,684 shares issued at December 31, 2010 and 2009, respectively	236,503	145,423
Retained earnings	269,711	261,599

Total shareholders' equity	506,214	407,022

Total liabilities and shareholders’ equity	$1,017,719	$725,402

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